As filed with the Securities and Exchange Commission on October 27, 1998
                                                   Registration No. 333-________

                                 --------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                                 --------------
                              VALUESTAR CORPORATION
             (Exact name of registrant as specified in its charter)

         Colorado                                               84-1202005
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                             Identification No.)

                               1120A Ballena Blvd.
                            Alameda, California           94501
               (Address of Principal Executive Offices) (Zip Code)

                              ValueStar Corporation
                  1992 Incentive Stock Option Plan, as amended
                1992 Non-Statutory Stock Option Plan, as amended
                       1996 Stock Option Plan, as amended
                       1997 Stock Option Plan, as amended
                      1997 Employee Stock Compensation Plan
       Stock Options Agreements between the Registrant and Three Directors
                            (Full title of the Plans)

                                   James Stein
                      President and Chief Executive Officer
                              VALUESTAR CORPORATION
                               1120A Ballena Blvd.
                            Alameda, California 94501
                     (Name and address of agent for service)

                         Telephone Number (510) 814-7070
          (Telephone number, including area code, of agent for service)

                                    Copy to:
                             Bruce P. Johnson, Esq.
                         VENTURE COUNSEL ASSOCIATES, LLP
                        1999 Harrison Street, Suite 1300
                            Oakland, California 94612

                                 --------------

This Registration Statement shall become effective immediately upon filing with the Securities and Exchange Commission, and sales of the registered securities will thereafter be effected upon option exercises under the 1992 Incentive Stock Option Plan, under which 250,000 shares of Common Stock are available; the 1992 Non-Statutory Stock Option Plan, under which 235,000 shares of Common Stock are available; the 1996 Stock Option Plan, under which 300,000 shares of Common Stock are available; the 1997 Stock Option Plan, under which 500,000 shares of Common Stock are available; and the 1997 Employee Stock Compensation Plan, under which 1,100 shares of Common Stock are available (collectively, the "Plans"); and three stock option agreements between the registrant and three of the registrant's Directors, under which 200,000 shares of Common Stock are available.

                                 --------------

                         CALCULATION OF REGISTRATION FEE

================================================================================
                                      Proposed        Proposed
                      Number of        Maximum         Maximum        Amount
       Title of        Shares         Aggregate       Aggregat          of
   Securities to        to be         Offering        Offering      Registration
   be Registered     Registered       Price(1)        Price(1)         Fee

================================================================================

Common Stock,         1,486,100       $0.74269        $1,103,715     $307.00
$.00025 par
value per share

================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457. The price per share and aggregate offering price are based upon (a) the actual exercise price for shares subject to outstanding options previously granted under the Plans, (b) the average of the bid and asked prices of registrant's Common Stock on October 26, 1998 as reported in the over-the-counter market on the National Association of Securities Dealers OTC Electronic Bulletin Board System for shares issuable under options available for grant under the Plans, and (c) the actual exercise price for shares subject to outstanding options granted outside the Plans. The following chart shows the calculation of the registration fee.

                                  NUMBER OF SHARES    OFFERING PRICE PER      AGGREGATE OFFERING
TYPES OF SHARES                                            SHARE                    PRICE
Shares subject to
outstanding stock options
under the Plans                        879,383             $0.60948(i)             $535,967

Shares issuable under Plan
options available for grant            406,717             $0.78125                $317,748

Shares subject to
outstanding stock options
outside the Plans                      200,000              $1.25                  $250,000

(i) Weighted average exercise price based on stock option exercise prices ranging from $0.40 to $1.00 per share.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



Item 3.  Incorporation of Documents by Reference.

         The documents listed in (a) through (d) below are incorporated by reference in this Registration Statement.

         (a) The registrant's annual report on Form 10-KSB for the fiscal year ended June 30, 1998, which was filed with the Securities and Exchange Commission (the "Commission") on September 21, 1998.

         (b) All other reports filed by the registrant since June 30, 1998, with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         (c) The description of securities to be registered contained in Item 8 of Part I of the registrant's Registration Statement on Form 10-SB filed with the Commission under the Exchange Act on May 29, 1997, including any amendment or report filed for the purpose of updating such description.

         (d) All documents subsequently filed by the registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which de-registers all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

Item 4.  Description of Securities.

         Not applicable.

Item 5.  Interests of Named Experts and Counsel.

         Not applicable.

Item 6.  Indemnification of Directors and Officers.

         As permitted by Colorado law, the registrant's Articles of Incorporation provide that no director of the registrant shall be personally liable to the registrant or any shareholder thereof for monetary damages for breach of his fiduciary duty as a director, except liability (i) for any breach of a Director's duty of loyalty to the registrant or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for acts in violation of Section 7-108-403 of the Colorado Business Corporation Act, as it now exists or may be amended, or
(iv) for any transaction from which the Director derives an improper personal benefit.

         As permitted by Colorado law, the registrant's Articles of Incorporation also provide that the registrant will indemnify its officers, directors, employees and agents against attorneys' fees and other expenses and liabilities they incur to defend, settle or satisfy any civil or criminal action brought against them arising out of their association with or activities on behalf of the registrant as long as, in any such action, they acted in good faith and in his or her official capacity acted in a manner reasonably believed to be in the best interests of the registrant or in all other cases his or her conduct was not opposed to the registrant's best interests. However no indemnification shall be made if a person is adjudged to be liable for negligence or misconduct in the performance of his duty to the registrant. The registrant may also bear the expenses of such litigation for any such persons upon their promise to repay such sums if it is ultimately determined that they are not entitled to indemnification. Such expenditures could be substantial and may not be recouped, even if the registrant is so entitled.

Item 7.  Exemption from Registration Claimed.

         Not applicable.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.)

Item 8.  Exhibits.

Exhibit Number             Exhibit Description
--------------             -----------------------------------------------------

      5 Opinion of Venture Counsel Associates, LLP as to the legality of the securities being registered.

    10.1 1992 Incentive Stock Option Plan, as amended (filed as Exhibit 6.2 to the registrant's registration statement on Form 10-SB as filed on May 29, 1997, and incorporated by reference herein).

    10.2 1992 Non-Statutory Stock Option Plan, as amended (filed as Exhibit 6.3 to the registrant's registration statement on Form 10-SB as filed on May 29, 1997, and incorporated by reference herein).

    10.3                   1996 Stock Option Plan, as amended  (filed as Exhibit
                           6.7 to the registrant's registration statement on Form 10-SB as filed on May 29, 1997, and incorporated by reference herein).

    10.4 1997 Stock Option Plan (filed as Exhibit 6.8 to the registrant's registration statement on Form 10-SB as filed on May 29, 1997, and incorporated by reference herein).

    10.4.1                 1997 Stock Option  Plan,  First  Amendment  (filed as
                           Exhibit 10.8.2 to the registrant's annual report on Form 10-KSB, as filed on September 21, 1998, and incorporated by reference herein).

    10.5                   1997  Employee  Stock  Compensation  Plan  (filed  as
                           Exhibit 6.9 to the registrant's registration statement on Form 10-SB as filed on May 29, 1997, and incorporated by reference herein).

    10.6 Form of Non-qualified Stock Option Agreement dated as of July 6, 1998 between the Company and three directors covering an aggregate of 200,000 shares (filed as Exhibit 10.10 to the registrant's annual report on Form 10-KSB, as filed on September 21, 1998, and incorporated by reference herein).

    23.1                   Consent of Moss Adams LLP, Independent Auditors.

    23.2 Consent of Venture Counsel Associates, LLP (contained in the opinion of counsel filed as Exhibit 5 to this Registration Statement).

    24 Power of Attorney (set forth on the signature page of this Registration Statement).

Item 9.  Undertakings.

         (a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended (the "Act"), each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be in the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Alameda, State of California, on October 26, 1998.

                                       VALUESTAR CORPORATION,
                                       a Colorado corporation



                                       By: /s/ James Stein
                                           ---------------------------------
                                           James Stein
                                           President and Chief Executive Officer

                   POWER OF ATTORNEY AND ADDITIONAL SIGNATURES

         Each person whose signature appears below constitutes and appoints James Stein and James Barnes, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, including post-effective amendments, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

         Further, pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                            Title                                      Date
---------                                            -----                                      ----

 /s/ James Stein                          President, Chief Executive Officer              October 26, 1998
---------------------------------         and Director (Principal Executive
James Stein                               Officer)


 /s/ Michael J. Kelly                     Controller                                      October 26, 1998
-------------------------------           (Principal Accounting Officer)
Michael J. Kelly

 /s/ James A. Barnes                      Treasurer, Secretary and Director               October 26, 1998
------------------------------            (Principal Financial Officer)
James A. Barnes

 /s/ Jerry E. Polis                       Director                                        October 26, 1998
---------------------------------
Jerry E. Polis

                                  Exhibit List

Exhibit Number             Exhibit Description
--------------             -----------------------------------------------------

      5 Opinion of Venture Counsel Associates, LLP as to the legality of the securities being registered.

    10.1 1992 Incentive Stock Option Plan, as amended (filed as Exhibit 6.2 to the registrant's registration statement on Form 10-SB as filed on May 29, 1997, and incorporated by reference herein).

    10.2 1992 Non-Statutory Stock Option Plan, as amended (filed as Exhibit 6.3 to the registrant's registration statement on Form 10-SB as filed on May 29, 1997, and incorporated by reference herein).

    10.3

                           1996 Stock Option Plan, as amended  (filed as Exhibit
                           6.7 to the registrant's registration statement on Form 10-SB as filed on May 29, 1997, and incorporated by reference herein).

    10.4 1997 Stock Option Plan (filed as Exhibit 6.8 to the registrant's registration statement on Form 10-SB as filed on May 29, 1997, and incorporated by reference herein).

    10.4.1                 1997 Stock Option  Plan,  First  Amendment  (filed as
                           Exhibit 10.8.2 to the registrant's annual report on Form 10-KSB, as filed on September 21, 1998, and incorporated by reference herein).

    10.5                   1997  Employee  Stock  Compensation  Plan  (filed  as
                           Exhibit 6.9 to the registrant's registration statement on Form 10-SB as filed on May 29, 1997, and incorporated by reference herein).

    10.6 Form of Non-qualified Stock Option Agreement dated as of July 6, 1998 between the Company and three directors covering an aggregate of 200,000 shares (filed as Exhibit 10.10 to the registrant's annual report on Form 10-KSB, as filed on September 21, 1998, and incorporated by reference herein).

    23.1                   Consent of Moss Adams LLP, Independent Auditors.

    23.2 Consent of Venture Counsel Associates, LLP (contained in the opinion of counsel filed as Exhibit 5 to this Registration Statement).

    24 Power of Attorney (set forth on the signature page of this Registration Statement).

                                       9